   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 20, 1994


                                                       REGISTRATION NO. 33-54627
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ------------------------

                                AMENDMENT NO. 3

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                            FIRSTFED FINANCIAL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             ------------------------

                   DELAWARE                                         95-4087449
         (STATE OR OTHER JURISDICTION                            (I.R.S. EMPLOYER
       OF INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)

                             401 WILSHIRE BOULEVARD
                         SANTA MONICA, CALIFORNIA 90401
                                 (310) 319-6000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
             AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                            ------------------------

                                 ANN E. LEDERER
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            FIRSTFED FINANCIAL CORP.
                             401 WILSHIRE BOULEVARD
                         SANTA MONICA, CALIFORNIA 90401
                                 (310) 319-6000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------
                          COPIES OF COMMUNICATIONS TO:

               DAVID K. ROBBINS                                  STANLEY F. FARRAR
   FRIED, FRANK, HARRIS, SHRIVER & JACOBSON                     SULLIVAN & CROMWELL
     725 SOUTH FIGUEROA STREET, SUITE 3890                    444 SOUTH FLOWER STREET
         LOS ANGELES, CALIFORNIA 90017                     LOS ANGELES, CALIFORNIA 90071

                            ------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
   As soon as practicable after the Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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


                                EXPLANATORY NOTE



     The only change in this Amendment No. 3 to the Registration Statement (Registration No. 33-54627) is an amended Exhibit 4 to the Registration Statement. The Prospectus in Amendment No. 3 is exactly the same as the Prospectus in Amendment No. 2, and therefore, is not being refiled herewith.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     Estimated expenses in connection with the issuance and distribution of the securities to be registered, other than underwriting discounts and commissions, are as follows:

        Registration Fee...............................................    $ 17,241
        Blue Sky Fees and Expenses.....................................      22,500
        Printing and Engraving Expenses................................      15,000
        Legal Fees and Expenses........................................     225,000
        Accounting Fees and Expenses...................................     120,000
        Indenture Trustee's Fees.......................................      10,500
        Consultant Fees................................................     250,500
        NASD Filing Fees...............................................       5,500
        Depository Fees................................................       2,000
        Rating Agency Fees.............................................      40,000
        Miscellaneous..................................................      16,759
                                                                           --------
          Total........................................................    $725,000
                                                                           =========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Set forth below is a description of certain provisions of the Certificate of Incorporation (the "Certificate") of FFC and the General Corporation Law of the State of Delaware (the "DGCL") as it relates to the indemnification of the directors and officers of FFC. This description is intended only as a summary and is qualified in its entirety by reference to the Certificate and the DGCL.

  Elimination of Liability in Certain Circumstances

     The Certificate provides that to the fullest extent provided by law a director will not be personally liable for monetary damages to FFC or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director, except for liability (i) for any breach of the director's duty of loyalty to such corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for paying a dividend or approving a stock repurchase in violation of Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

     While Article Eleventh of the Certificate provides directors with protection from awards for monetary damages for breaches of the duty of care, it does not eliminate the directors' duty of care. Accordingly, Article Eleventh will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director's breach of the duty of care. The provisions of Article Eleventh as described above apply to officers of FFC only if they are directors of FFC and are acting in their capacity as directors, and does not apply to officers of FFC who are not directors.

  Indemnification and Insurance

     Under the DGCL, directors and officers as well as other employees and individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation as a derivative action) if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

     Article Twelfth of the Certificate provides to directors and officers indemnification to the fullest extent provided by law, thereby affording the directors and officers of FFC the protections available to directors and officers of Delaware corporations. FFC has obtained directors and officers liability insurance providing coverage to its directors and officers.

ITEM 16. EXHIBITS.


        EXHIBIT NO.                                     DESCRIPTION
        -----------         -------------------------------------------------------------------
         1*                 Proposed form of Underwriting Agreement
         3.1                Certificate of Incorporation of FFC (incorporated by reference to
                            Exhibit 10(a) to FFC's Registration Statement on Form 8-A dated
                            June 4, 1987)
         3.2                By-Laws of FFC (incorporated by reference to Exhibit 3.2 to FFC's
                            Registration Statement on Form S-4 dated February 5, 1987)
         4                  Proposed form of Indenture
         5*                 Opinion of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations), regarding the validity of the
                            Notes
        12*                 Computation of Ratio of Earnings to Fixed Charges
        21*                 Subsidiaries
        23.1*               Consent of KPMG Peat Marwick LLP
        23.2*               Consent of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations) (included in Exhibit 5)
        24*                 Power of Attorney (included in page S-1)
        25*                 Statement of Eligibility under the Trust Indenture Act of 1939 of a
                            Corporation Designated to Act as Trustee on Form T-1


- ---------------

* Previously filed.

ITEM 17. UNDERTAKINGS.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement at the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on September 20, 1994.


                                          FIRSTFED FINANCIAL CORP.

                                          By: JAMES P. GIRALDIN
                                              -------------------------------
                                              Name: James P. Giraldin
                                              Title: Executive Vice President,
                                                    Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 has been signed by the following persons, in the capacities indicated, on September 20, 1994.


                  SIGNATURE                                         TITLE
                      *                          Director, Chairman of the Board, and Chief
- ------------------------------------------         Executive Officer (principal executive
            William S. Mortensen                   officer)

             JAMES P. GIRALDIN                   Executive Vice President, Chief Financial
- ------------------------------------------         Officer (principal financial officer)
              James P. Giraldin

                       *                         Senior Vice President, Controller (principal
- ------------------------------------------         accounting officer)
              Michael R. Hilton

                        *                        Director
- ------------------------------------------
           Samuel J. Crawford, Jr.

                        *                        Director
- ------------------------------------------
           Christopher M. Harding

                        *                        Director, President and Chief Operating
- ------------------------------------------         Officer
             Babette E. Heimbuch

                        *                        Director
- ------------------------------------------
              James L. Hesburgh

                        *                        Director
- ------------------------------------------
                June Lockhart

                        *                        Director
- ------------------------------------------
              Charles F. Smith

                        *                        Director
- ------------------------------------------
             Steven L. Soboroff

                        *                        Director
- ------------------------------------------
              John R. Woodhull

*By:         JAMES P. GIRALDIN
- ------------------------------------------
             James P. Giraldin,
              Attorney-in-Fact

                                 EXHIBIT INDEX


                                                                                      SEQUENTIALLY
                                                                                        NUMBERED
EXHIBIT NO.                                 DESCRIPTION                                   PAGE
- -----------     --------------------------------------------------------------------  ------------
 1*             Proposed form of Underwriting Agreement.............................
 3.1            Certificate of Incorporation of FFC (incorporated by reference to
                Exhibit 10(a) to FFC's Registration Statement on Form 8-A dated June
                4, 1987)............................................................
 3.2            By-Laws of FFC (incorporated by reference to Exhibit 3.2 to FFC's
                Registration Statement on Form S-4 dated February 5, 1987)..........
 4              Proposed form of Indenture..........................................
 5*             Opinion of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations), regarding the validity of the
                Notes...............................................................
12*             Computation of Ratio of Earnings to Fixed Charges...................
21*             Subsidiaries........................................................
23.1*           Consent of KPMG Peat Marwick LLP....................................
23.2*           Consent of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations) (included in Exhibit 5)........
24*             Power of Attorney (included in page S-1)............................
25*             Statement of Eligibility under the Trust Indenture Act of 1939 of a
                Corporation Designated to Act as Trustee on Form T-1................


- ---------------

* Previously filed.